STANDARD LIFE INSURANCE COMPANY OF INDIANA

                       SURPLUS DEBENTURE

$13,000,000                            November 8, 1996



     FOR  VALUE  RECEIVED,  STANDARD  LIFE INSURANCE COMPANY OF INDIANA, an

Indiana stock life insurance corporation (hereinafter called "Standard Life

of  Indiana"),  subject  to  the  terms,  conditions,   restrictions,   and

limitations   herein   contained,   promises  to  pay  STANDARD  MANAGEMENT

CORPORATION, an Indiana corporation ("SMC"),  the principal sum of Thirteen

Million Dollars ($13,000,000) with interest on  the  unpaid balance thereof payable  quarterly  in  arrears, beginning December 31, 1996  and  on  each calendar quarter end thereafter,  until  paid  in  full, at a variable rate

(the "Rate") equal to the corporate base rate as reported  by  the  bank or branch  with  the greatest amount of assets in the State of Indiana, as  in effect on the first  business  day  of  each  month during the term of this

Surplus Debenture plus 2%.  In no event shall the  Rate  increase  by  more than  2%  in any one year or increase by more than 5% over the term of this

Surplus Debenture  over the Rate in effect on the date of execution of this

Surplus Debenture.   Both  principal and interest on this Surplus Debenture

shall be due and payable in  the  following manner at the offices of SMC in

Indianapolis, Indiana.

     (1)  On or before each calendar  quarter  end  commencing December 31,

1996,  the Board of Directors of Standard Life of Indiana  shall  calculate the surplus  of  Standard  Life  of  Indiana as of the end of the preceding fiscal quarter (e.g., December 31, 1996,  the  surplus calculation shall be as of September 30, 1996) in accordance with accounting  practices required or permitted by the Insurance Department of the State of Indiana.

     (2)  On or before January 1 of each calendar year, commencing  January

1, 2007, the Board of Directors of Standard Life of Indiana shall calculate the  surplus  of  Standard  Life  of Indiana as of the end of the preceding

fiscal  quarter  in  accordance  with  accounting   practices  required  or

permitted by the Insurance Department of the State of Indiana.

     (3)  Provided the surplus of Standard Life of Indiana  at the time the calculation required in paragraph (1) above is made, exceeds the surplus of

Standard  Life  of  Indiana  at  Closing  and  the  prior  approval of  the

Commissioner of Insurance of the State of Indiana is obtained in accordance with the provisions of the Indiana Insurance Code, Standard Life of Indiana

shall  pay  to  the holder hereof, on the dates specified in paragraph  (1)

above, an amount equal to the lesser of (a) the accrued but unpaid interest on the unpaid principal balance of this Surplus Debenture or (b) the amount by which the surplus  of  Standard  Life of Indiana exceeds (the surplus of

Standard Life of Indiana at Closing).

     (4)  If, at the time the calculation  required  in paragraph (1) above is  made,  the  surplus of Standard Life of Indiana does  not  exceed  (the surplus of Standard  Life of Indiana at Closing) by an amount sufficient to pay  all  accrued  but unpaid  interest  on  this  Surplus  Debenture,  the

remaining  accrued  but   unpaid  interest  shall  bear  interest,  payable

quarterly in arrears, at the Rate.

     (5)  Provided the surplus  of Standard Life of Indiana exceeds the sum of (the surplus of Standard Life  of  Indiana  at  Closing)  plus an amount equal to all accrued but unpaid interest on January 1 of the calendar  year in  which  the  calculation required in paragraph (2) above is made and the prior approval of  the Commissioner of Insurance of the State of Indiana is

obtained in accordance  with  the provisions of the Indiana Insurance Code,

Standard  Life  of  Indiana shall  pay  to  the  holder  hereof  an  Annual

Installment (herein so  called)  of  principal  on  this  Surplus Debenture within  fifteen  (15)  days  after  such calculation is made.  Each  Annual

Installment of principal becoming due and payable hereunder shall equal the amount specified therefor in the following  amortization  schedule  or such lesser  amount  (or  at  the  sole option of Standard Life of Indiana, such greater amount) by which the surplus  of  Standard  Life of Indiana exceeds the sum of (the surplus of Standard Life of Indiana at  Closing), plus such accrued but unpaid interest:

                YEAR                  PRINCIPAL PAYMENT
               2007                     $1,000,000
               2008                     $1,000,000
               2009                     $1,000,000
               2010                     $1,000,000
               2011                     $1,000,000
               2012                     $1,000,000
               2013                     $1,000,000
               2014                     $1,000,000
               2015                     $1,000,000
               2016                     $1,000,000
               2017                     $1,000,000
               2018                     $1,000,000
               2019                     $1,000,000

     If  the  Annual  Installment  of  principal paid by Standard  Life  of

Indiana in any calendar year is less than the amount shown for such year in the  foregoing  table, the amount shown in  the  table  for  the  following calendar year shall  be  increased  by the amount of such deficit and if no amount is shown in the table for such  calendar year, the amount due in the

following  calendar  year shall be the amount  of  such  deficit.   If  any

principal of the Surplus  Debenture  remains  unpaid after January 1, 2019,

the Annual Installment of principal due for each  year  thereafter shall be such unpaid principal balance or such lesser amount by which the surplus of

Standard Life of Indiana exceeds the sum of (the surplus  of  Standard Life of Indiana at Closing) plus accrued interest payable hereunder.

     (6)  Surplus  shall  be  calculated as required for inclusion  in  the

Annual  Statement  of Standard Life  of  Indiana  filed  with  the  Indiana

Department of Insurance as of December 31, of each year.

     (7)  The obligation  of  Standard  Life of Indiana to pay this Surplus

Debenture  shall  not  be  considered or treated  as  a  current  or  fixed

liability  or  obligation  of  Standard   Life  of  Indiana  for  statutory

accounting purposes under the Indiana Insurance  Code  and  the  rules  and regulations  promulgated  thereunder,  except  to  the  extent a payment of principal or interest has been approved by the Commissioner.  For all other purposes,  this  Surplus  Debenture  shall be considered a debt  instrument payable in accordance with and subject  to  the terms hereof, and shall not for any purpose be considered or treated as an  equity interest in Standard

Life of Indiana.

     (8)  In the event of liquidation of Standard  Life  of  Indiana,  this

Surplus  Debenture  shall  become  immediately due and payable and shall be superior to and in preference of the  rights  and claims of shareholders of

Standard  Life  of  Indiana; provided, however, that,  in  any  liquidation proceeding pursuant to the Indiana Insurance Code, all obligations, rights,

and claims hereunder  are  expressly  subordinated to (a) the claims of any supervisor, conservator, or receiver of  Standard Life of Indiana appointed by the Commissioner of Insurance of the State of Indiana and (b) the claims of all other creditors, except the claims  of shareholders of Standard Life of Indiana in their capacities as shareholders.

     (9)  Each payment made hereunder shall  be  credited  first to accrued but  unpaid  interest,  if  any, and the balance of such payment  shall  be credited to the principal amount hereof.

     (10) Nothing  herein  contained  shall  be  construed  as  prohibiting

Standard Life of Indiana from  merging  or  consolidating  with  any  other corporation or from selling or reinsuring any part of its business, or from acquiring  all  or any part of the assets of any other corporation.  In the event Standard Life of Indiana shall be consolidated or merged into another corporation or shall  sell  substantially  all  of  its assets to any other corporation,  the  corporation  into  which  Standard Life  of  Indiana  is consolidated or merged or to which the assets  of  Standard Life of Indiana are  transferred  shall assume the liability of Standard  Life  of  Indiana hereunder.

     (11) No recourse  shall be had for the payment of the principal of, or the interest on, this Surplus  Debenture, or for any claims based hereon or

otherwise  in  respect  hereof,  against   any   past,  present  or  future

incorporator,  shareholder,  officer,  or  director  of  Standard  Life  of

Indiana;  such  liability  being  by  acceptance  and  as  a  part  of  the consideration for the issuance hereof, expressly released.

     (12) By  acceptance and as part of the consideration for the  issuance hereof, the above-named payee and holder hereof expressly acknowledges that it has been informed  and has knowledge that this Surplus Debenture has not been registered under the  Securities  Act  of  1933,  as  amended,  or the

Securities  Act  or  Blue  Sky laws of any state, and that Standard Life of

Indiana  has issued this Surplus  Debenture  pursuant  to  exemptions  from

registration  available  under  such  acts.   The  above-named payee hereof

further expressly acknowledges and agrees that it is acquiring this Surplus

Debenture  for  investment  purposes and not with a view  toward  a  public distribution hereof and that  this  Surplus  Debenture  may  not be sold or otherwise transferred in the absence of an effective registration statement with respect hereto or an exemption from registration under the  Securities

Act of 1933, as amended, or any other applicable securities law.

     (13) If   this   Surplus   Debenture  is  collected  through  judicial

proceedings, Standard Life of Indiana agrees, subject to the conditions and restrictions contained herein, to  pay  reasonable  attorneys'  fees to the holder with respect to legal services performed in such collection.

     (14) Regardless  of  the  provisions of I.C. 27-1-7-19 specifying  the conditions under which payments  on  the Surplus Debenture will be approved or Standard Life of Indiana's satisfaction  of  the  conditions  identified therein, the Commissioner of the Indiana Department of Insurance may refuse to  approve  the  payment of principal or interest on the Surplus Debenture

(i) on the basis of  statutory  or  regulatory  grounds, or (ii) if, in the determination of the Commissioner, the financial condition of Standard Life of Indiana does not warrant payment.



     IN WITNESS WHEREOF, Standard Life Insurance  Company  of  Indiana  has

caused    this    Surplus    Debenture    to    be    fully   executed   on

November 8, 1996.



                                         STANDARD LIFE INSURANCE
                                         COMPANY OF INDIANA




                                         By: /S/ JOHN J. QUINN

                                               John J. Quinn, Executive
                                               Vice President & Chief
                                                Financial Officer






















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